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                                                                   EXHIBIT 10.40


                             CERBERUS PARTNERS, L.P.
                       GOLDMAN SACHS CREDIT PARTNERS, L.P.
                          FOOTHILL CAPITAL CORPORATION




March 29, 1998



Coram Healthcare Corporation
1125 Seventeenth Street, Suite 2100
Denver, Colorado 80202


Attention:        Mr. Donald J. Amaral
                  Chairman and Chief Executive Officer

Gentlemen:

         We refer to the Securities Purchase Agreement dated as of April 6, 1995 among Coram, Inc. (the "Issuer"), ourselves as Assignees and Coram Healthcare Corporation (as amended, the "Agreement"). Terms defined in the Agreement are used herein with the same meanings. We also refer to the Letter Agreement dated March 28, 1997 among Coram Funding, Inc. and yourselves (the "1997 Deferral Letter"), pursuant to which, inter alia, Coram Funding, Inc. agreed to defer the interest and fees referred to below until March 31, 1998, and you agreed to pay an additional fee at a rate of 1% per annum on the daily amount of all unpaid principal of and interest on the Securities, and all such deferred amounts, each upon the terms set forth in the 1997 Deferral Letter.

         Subject to the proviso below, we agree to defer payment of each installment of interest due on the Securities prior to September 30, 1998, each installment of the duration fee payable pursuant to Section 2.2(d) of the Agreement due prior to September 30, 1998, and the fee payable pursuant to
Section 7.1(c) of the Agreement to September 30, 1998, together in each case with interest accrued thereon. Such deferred amounts (the "Deferred Amounts") shall bear interest from the respective dates on which they would otherwise be due, until paid in full, at the rate of interest specified in the Securities, which interest shall be due and payable together with such Deferred Amounts on the earlier of (i) September 30, 1998 and (ii) the date of maturity or payment of all outstanding Securities, by acceleration or otherwise (such earlier dates, the "Payment Date"); provided, however, that if you have not entered into an indicative term sheet with us for the restructuring of the Rollover Notes by Monday, April 13, 1998 (extendable solely at our option), which term sheet shall be on terms satisfactory to us, the deferral of interest and fees set forth above will cease, and all Deferred Amounts (including interest thereon) will become immediately due and payable.



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         In addition, as provided in the 1997 Deferral Letter, you confirm that, in addition to the interest provided for in the preceding paragraph, you will pay to us a fee at the rate of 1% per annum on the daily amount of all unpaid principal of and interest on the Securities, such fee to accrue from and including March 31, 1997 through but excluding the date upon which all principal of and interest on the Securities, and all Deferred Amounts, are paid in full. Such fee shall be payable on the Payment Date and on each date thereafter on which interest on the Securities is payable.

         Except as specified herein, the terms of the Bridge Documents shall remain in full force and effect and are hereby confirmed.

         This letter agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by the parties hereto. This letter agreement may be executed in any number of counterparts, each of which shall constitute one agreement. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this letter agreement. This letter agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. The terms of this letter shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof.

         If the foregoing is acceptable to you, please so signify by signing below not later than March __, 1998, whereupon this agreement shall become binding and effective.


                                            Very truly yours,


                             CERBERUS PARTNERS, L.P.


                                            By: ________________________________
                                            Name:
                                            Title:


                                            GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                            By: ________________________________
                                            Name:
                                            Title:


                          FOOTHILL CAPITAL CORPORATION


                                            By: ________________________________
                                            Name:
                                            Title:


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Accepted and agreed as of the date first above written:

CORAM, INC.



By:_____________________________________
Name:
Title:


CORAM HEALTHCARE CORPORATION,


By:______________________________________
Name:
Title:


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